Exhibit 99.2
Form of Escrow Agreement

ESCROW AGREEMENT

This ESCROW AGREEMENT (this “Agreement”) is made as of September [   ], 2008, by and among (i) Sino Clean Energy Inc., a Nevada corporation (the “Company”), (ii) Mr. Baowen Ren (the “Founder”), (iii) the purchasers identified on the signature pages hereto (each a “Purchaser” and collectively the “Purchasers”) and (v) Richardson & Patel LLP, as escrow agent (the “Escrow Agent”).

Recitals

WHEREAS, the Company, Founder and the Purchasers have entered into a Securities Purchase Agreement of even date hereof (the “Purchase Agreement”);

WHEREAS, the Company, Founder and the Purchasers desire to appoint the Escrow Agent to act as escrow agent in the manner hereinafter set forth and the Escrow Agent is willing to act in such capacity;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1              Definitions. Capitalized terms used but not defined herein shall have the meanings set forth in the Purchase Agreement.

2.             Appointment of Agent. The Company, Founder and the Purchasers hereby appoint the Escrow Agent as their agent to hold in escrow the Escrow Shares (as defined below), and to administer the disposition of the Escrow Shares, in accordance with the terms of this Escrow Agreement, and the Escrow Agent hereby accepts such appointment.

3.             Establishment of the Escrow Account.

(a)          On the Closing Date, Founder agrees to deliver or shall cause to be delivered to the Escrow Agent pursuant to Section 2.2 of the Purchase Agreement certificate or certificates with signed stock power or stock powers evidencing in the aggregate [__________] Common Shares (the “Escrow Shares”).

(b)          The Escrow Agent agrees to hold the Escrow Shares in a separate account (the “Share Escrow Account”). The Escrow Shares shall remain registered in the names of Founder. Any shares of the Company’s Common Shares including shares issued upon a stock split, stock dividend or other similar event) (“New Shares”) issued or distributed by the Company in respect of the Escrow Shares that have not been released from the Share Escrow Account shall be added to the Share Escrow Account, and become a part thereof; provided, however, any other dividends or distributions on the Escrow Shares (including on the New Shares) made in cash or other property shall be currently distributed to the owners of such shares. Founder shall be responsible for any taxes on such dividends or distributions received by them. Founder shall retain the ability to direct the voting of that number of Escrow Shares contributed to the Share Escrow Account on behalf of Founder (and on any New Shares) so long as such shares are held in the Share Escrow Account and shall be entitled to direct the disposition of any such shares in the event of any tender offer or exchange offer made in respect of such Escrow Shares (provided that the proceeds thereof shall be added to the Escrow Funds and held in the Escrow Accounts as part thereof).

4.             No Interest in the Escrow Shares. The Escrow Agent does not own or have any interest in the Escrow Shares but is serving as escrow holder, having only possession thereof and agreeing to hold and distribute the Escrow Shares in accordance with the terms and conditions hereinafter set forth.

5.             Disposition of Escrow Shares. The Escrow Agent will hold the Escrow Shares in its possession until authorized, upon receipt of a certificate signed by each of the Company and the Lead Purchaser, to deliver the
Escrow Shares as follows:

(a)          For fiscal years ended December 31, 2008 and 2009, “Net Income” shall mean the sum of (A) the audited net income as reported on the Company’s annual report on Form 10-K (the “Annual Report”) for the applicable fiscal year, plus (B) any non-cash charges incurred by the Company in the applicable fiscal year as a result of the transactions contemplated under the Purchase Agreement and the Transaction Documents, including, without limitation, any non-cash charges incurred as a result of the Securities issued or issuable pursuant to this Agreement and the Transaction Documents.  For fiscal years ended December 31, 2008 and 2009, “Cash” shall mean the audited net cash provided from operating activities as reported on the Company’s Annual Report for the applicable fiscal year.

(b)          In the event that the Company’s Net Income or Cash, calculated in accordance with GAAP and reported in the Annual Report for fiscal year ended December 31, 2008, is less than the Fiscal Year 2008 Performance Threshold, then, within ten (10) Business Days after such Annual Report is filed with the Commission, the Escrow Agent shall transfer to each Purchaser that number of Escrow Shares equal to the product of one-half of the Escrow Shares multiplied by the quotient of such Purchaser’s Purchase Price divided by the Aggregate Purchase Price; and if the Net Income for fiscal year ended December 31, 2008, is greater than or equal to the Fiscal Year 2008 Performance Threshold, then one-half of the Escrow Shares shall be returned to Founder; and

(c)          In the event that the Company’s Net Income or Cash, calculated in accordance with GAAP and reported in the Annual Report for fiscal year ended December 31, 2009, is less than the Fiscal Year 2009 Performance Threshold, then, within ten (10) Business Days after such Annual Report is filed with the Commission, the Escrow Agent shall transfer to each Purchaser that number of Escrow Shares equal to the product of the Escrow Shares then in escrow multiplied by the quotient of such Purchaser’s Purchase Price divided by the Aggregate Purchase Price; and if the Net Income for fiscal year ended December 31, 2009, is greater than or equal to the Fiscal Year 2009 Performance Threshold, then all Escrow Shares then in escrow shall be returned to Founder.

(d)          In case the number of Escrow Shares represented by the certificate or certificates surrendered by Founder to the Escrow Agent pursuant to this Agreement and to be released from time to time in accordance with this Section 4 exceeds the number of shares so released under this Section 4, the Company shall, upon surrender of such certificate or certificates, execute and deliver to the Escrow Agent new certificates for the number of shares of Escrow Shares that are to be released and that are not to be released, respectively

(e)          With respect to the disposition of Escrow Shares, any dispute relating thereto will be settled by (i) mutual agreement of the Company and the Purchasers (as evidenced by appropriate joint instructions in writing to the Escrow Agent) or (ii) a final and nonappealable order of a court of competent jurisdiction. Upon receipt of a copy of a final and nonappealable order of a court of competent jurisdiction, accompanied by a certificate from the presenting party to the effect that the order complies with this Section 4(e), the Escrow Agent will deliver the Escrow Shares as directed by the order.

6.              Escrow Agent.

(a)           The Escrow Agent will have no duties or responsibilities except those expressly set forth herein. Except for this Escrow Agreement, the Escrow Agent is not a party to, or bound by, any agreement that may be required under, evidenced by, or arise out of the Purchase Agreement.

(b)           If the Escrow Agent will be uncertain as to its duties or rights hereunder or will receive instructions from any of the undersigned with respect to the Escrow Shares, that, in its opinion, are in conflict with any of the provisions of this Escrow Agreement, it will be entitled to refrain from taking any action until it will be directed otherwise in writing jointly by the Company, Founder and the Purchasers or by a final nonappealable order of a court of competent jurisdiction.

(c)           The Escrow Agent will not be liable for any error or judgment or for any act done or step taken or omitted by it in good faith or for any mistake of fact or law, or for anything that it may do or refrain from doing in connection herewith, except its own bad faith, gross negligence or willful misconduct, and the Escrow Agent will have no duties to anyone except the Company, Founder and the Purchasers. Escrow Agent shall not be liable for any action taken or omitted or for any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder in the absence of bad faith, gross negligence or willful misconduct on its part. In no event shall Escrow Agent be liable (i) for acting in accordance with or relying upon any instruction, notice, demand, certificate or document provided to the Escrow Agent in accordance with the terms of this Agreement, (ii) for any consequential, punitive or special damages, (iii) for the acts or omissions of its nominees, correspondents, designees, subagents or sub-custodians selected by Escrow Agent in its reasonable business judgment and in good faith with the prior consent of the Company, Founder, and the Purchasers, or (iv) for an amount in excess of the value of the Escrow Shares, valued as of the date of deposit.

(d)           The Escrow Agent may consult legal counsel in the event of any dispute or question as to the construction of this Escrow Agreement, or the Escrow Agent’s duties hereunder, and the Escrow Agent will incur no liability and will be fully protected with respect to any action taken or omitted in good faith in accordance with the opinion and instructions of such counsel.

(e)            In the event of any disagreement between the undersigned or any of them, and/or any other person, resulting in adverse claims and demands being made in connection with or for the Escrow Shares, the Escrow Agent will be entitled at its option to refuse to comply with any such claim or demand, so long as such disagreement will continue, and in so doing the Escrow Agent will not be or become liable for damages or interest to the undersigned or any of them or to any person named herein for its failure or refusal to comply with such conflicting or adverse demands. The Escrow Agent will be entitled to continue so to refrain and refuse so to act until all differences with respect thereto will have been resolved by agreement of Founder and the Purchasers and the Escrow Agent will have been notified thereof in writing signed by Founder and the Purchasers. In the event of such disagreement that continues for sixty (60) days or more, the Escrow Agent in its discretion may file a suit in interpleader for the purpose of having the respective rights of the claimants adjudicated, if the Escrow Agent determines such action to be appropriate under the circumstances, and may deposit with the court all documents and property held hereunder. Founder and the Purchasers agree to pay all reasonable out-of-pocket costs and expenses incurred by the Escrow Agent in such action, including reasonable attorney’s fees, it being understood that the parties will use reasonable efforts to cause such costs and expenses to be included and apportioned between (i) Founder and (ii) the Purchasers in the judgment in any such action (and absent such apportionment, Founder, and the Purchasers will bear equal shares of such costs and expenses).

(f)            The Company, Founder and the Purchasers hereby agree to jointly and severally indemnify the Escrow Agent, its agents, nominees, partners, employees, officers and directors from all claims, losses, liabilities, costs, damages or expenses (including reasonable attorneys’ fees and expenses) (collectively, “Losses”) arising from or in connection with or related to this Escrow Agreement or being Escrow Agent hereunder (including but not limited to Losses incurred by Escrow Agent in connection with its successful defense, in whole or in part, of any claim of bad faith, gross negligence or willful misconduct on its part), provided, however, that nothing contained herein shall require Escrow Agent to be indemnified for Losses that have resulted from the bad faith, willful misconduct or gross negligence of the Escrow Agent. Such indemnification (i) will be borne in equal proportions by the Company, Founder and the Purchasers and (ii) will survive termination of this Escrow Agreement and resignation or removal of the Escrow Agent until extinguished by any applicable statute of limitations.

(g)           The Escrow Agent does not own or have any interest in the Escrow Shares deposited hereunder but is serving as escrow holder only and having only possession thereof and agreeing to hold and distribute the Escrow Shares in accordance with the terms and conditions of this Agreement. This paragraph will survive notwithstanding any termination of this Escrow Agreement or the resignation or removal of the Escrow Agent.

(h)           The Escrow Agent (and any successor Escrow Agent) may at any time resign as such by delivering the Escrow Shares to (i) any banking corporation or trust company organized under the laws of the United States or of any state that is jointly designated by the other parties hereto in writing as successor escrow agent and consents in writing to act as successor escrow agent or (ii) any court of competent jurisdiction; whereupon the Escrow Agent will be discharged of and from any and all further obligations arising in connection with this Escrow Agreement. The resignation of the Escrow Agent will take effect on the earlier of (x) the appointment of a successor escrow agent by designation by the other parties hereto and delivery of the Escrow Shares to such successor escrow agent (or delivery of the Escrow Shares to any court of competent jurisdiction) or (y) the day that is sixty (60) days after the date of delivery of its written notice of resignation to the other parties. If at that time the Escrow Agent has not received a designation of a successor Escrow Agent, the Escrow Agent’s sole responsibility after that time will be to safe-keep the Escrow Shares until receipt of a designation of successor Escrow Agent, or a joint written instruction as to disposition of the Escrow Shares by the other parties, or a final order of a court of competent jurisdiction mandating disposition of the Escrow Shares.

(i)           The Escrow Agent hereby accepts its appointment and agrees to act as escrow agent under the terms and conditions of this Escrow Agreement and acknowledges receipt of the Escrow Shares. Escrow Agent shall not be compensated for its services hereunder, provided that Founder and the Purchasers agree to reimburse the Escrow Agent for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Escrow Agent in the performance of its duties hereunder (including reasonable fees, and out-of-pocket expenses and disbursements, of its counsel). Founder and the Purchasers will pay one-half of the amounts required to be paid to the Escrow Agent pursuant to this Section 6(i).

7.             Other Deliverables. Prior to the Closing date, the Company, Founder and the Purchasers agree to provide the Escrow Agent with the following items:

(a)           An incumbency certificate for each of the Company and the Purchasers, which certificate shall set forth the name, title and signature of each person permitted to authorize documents on their behalf pursuant to this Agreement, respectively; and

(b)           A written investment direction executed by the Company, Founder and the Purchasers.

8.             Notices. All notices or other communications required or permitted hereunder shall be in writing, and shall be sent as set forth in the Purchase Agreement.

9.             Termination. This Agreement will automatically terminate upon the final distribution of the Escrow Shares in accordance with the terms hereof.

10.           Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties, provided that no rights or obligations arising under this Agreement may be assigned by any party without the prior written consent of the other parties.

11.           Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or under public policy, all other conditions and provisions of this Agreement will nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

12.           Entire Agreement. This Agreement, together with any documents, instruments and certificates explicitly referred to herein, constitutes the entire agreement among the parties and supersedes any and all prior communications, agreements and understandings, written and oral, with respect to the subject matter hereof.

13.           Amendments. This Agreement may not be amended or modified at any time except by a written instrument executed by each of Founder, the Escrow Agent (or any successor escrow agent designated in accordance with the provisions of Section 7 above), the Company and the Purchaser.

14.           Waiver. No failure or delay on the part of any party hereto in the exercise of any right hereunder will impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor will any single or partial exercise of any such right preclude any other or further exercise thereof or of any other right. No waiver by any party will be effective unless such waiver is specifically contained in a writing signed by such waiving party.

15.           Headings. The headings contained in this Agreement are inserted only for reference as a matter of convenience and in no way define, limit, or describe the scope or intent of this Agreement, and will not affect in any way the meaning or interpretation of this Agreement.

16.           Governing Law. This Agreement, and all claims arising in whole or in part out of, related to, based upon, or in connection herewith or the subject matter hereof will be governed by and construed in accordance with the domestic substantive laws of the State of New York, without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction.

17.           Jurisdiction and Venue; Waiver of Jury Trial. Each of the parties submits to the exclusive jurisdiction of any state or federal court sitting in the City of New York, New York, in any action or proceeding arising out of or relating to this Agreement, agrees that all claims in respect of the action or proceeding may be heard and determined in any such court and agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Each party agrees that service of summons and complaint or any other process that might be served in any action or proceeding may be made on such party by sending or delivering a copy of the process to the party to be served at the address of the party and in the manner provided for the giving of notices in Section 8. Nothing in this Section 17, however, shall affect the right of any party to serve legal process in any other manner permitted by law. Each party agrees that a final, non-appealable judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT.

18.           Force Majeure. No party to this Escrow Agreement is liable to any other party for losses due to, or if it is unable to perform its obligations under the terms of this Escrow Agreement because of, acts of God, fire, floods, strikes, equipment or transmission failure, or other causes reasonably beyond its control.

19.           Counterparts. This Agreement may be executed in any number of counterparts, and by the different parties hereto in separate counterparts, each of which will be deemed an original for all purposes and all of which together will constitute one and the same instrument. This Agreement may be executed by facsimile signature by any party and such signature will be deemed binding for all purposes hereof without delivery of an original signature being thereafter required.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have executed this Escrow Agreement as of the date first above written.

THE ESCROW AGENT:	RICHARDSON & PATEL LLP

By:____________________________
Name:
Title:

THE COMPANY:	SINO CLEAN ENERGY INC.

By:____________________________
Name:
Title:

FOUNDER:	BAOWEN REN

By:____________________________
Name:
Title:

[PURCHASER SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have executed this Escrow Agreement as of the date first above written.

THE PURCHASERS:

By:____________________________
Name:
Title: